© 2010 Northern Trust Corporation
Service Expertise Integrity
Frederick H. Waddell
Chairman
& Chief Executive Officer
Goldman Sachs US Financial Services Conference
Goldman Sachs Conference Center
New York, New York
December 7, 2010
Northern Trust
Corporation
Exhibit 99.1

Integrity Expertise Service

Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to
Northern Trust’s financial goals, capital adequacy, dividend policy, expansion and business development plans, risk management policies, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties.
Our 2009 annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

Integrity Expertise Service 3 Agenda Northern Trust Corporation Excellent Strategic Positioning Spotlight on: Wealth Advisory Australasia Investment Program Solutions

© 2010 Northern Trust Corporation Service Expertise Integrity Excellent Strategic Positioning

Integrity Expertise Service

Founded in 1889, Northern Trust Corporation is a global leader in asset management and asset servicing for institutional and personal clients.
Operations & Technology:
Integrated global operating platform
Serving personal and
institutional clients
$1.3 billion in technology
spending, 2007-2009
Personal Financial Services:
Leading advisor to affluent market
$149 billion AUM
$349 billion AUC
Corporate & Institutional Services:
Leading global custodian
$3.6 trillion AUC
$508 billion AUM
Northern Trust Global Investments:
Leading asset manager for
personal & institutional clients
$657 billion AUM
As of September 30, 2010
Client Centric, Highly Focused Business Model
Personal
Clients
Institutional
Clients
Integrated Operations & Technology Platform
Asset
Servicing
Asset
Management
$3.9T Assets
Under Custody
$657B Assets
Under Mgmt.

Integrity Expertise Service

Excellent strategic positioning
Outstanding client base
Strong and supportive
demographic trends
Continued globalization
fueling international growth
Attractive profitability dynamics
The strategic businesses that Northern Trust has focused on – consistently for many years –
continue to offer compelling and attractive growth opportunities
As of September 30, 2010
Client Centric, Highly Focused Business Model
Personal
Clients
Institutional
Clients
Integrated Operations & Technology Platform
Asset
Servicing
Asset
Management
$3.9T Assets
Under Custody
$657B Assets
Under Mgmt.

Integrity Expertise Service

Northern Trust Global Investments
Diversified, World Class Investment Manager
Corporate & Institutional Services
Strategically Positioned in Three Dynamic Regions
Positioned Globally for Growth
Personal Financial Services
Extensive Reach in Affluent Market
$318 Billion
(48%)
Active
$287 Billion
(44%)
Index
$39 Billion
(6%)
Manager of
Managers
Across Asset Classes Across Client Segments
$508 Billion
Institutional
$149 Billion
Personal
Across Styles
Equities
$287 Billion
(44%)
Fixed Income
$132 Billion
(20%)
Short
Duration
$225 Billion
(34%)
Other
$13 Billion
(2%)
Network of PFS Offices in 18 States
Over 50% of the U.S. millionaire market resides within
a 45-minute drive of Northern Trust offices.
Other
$13 Billion
(2%)
Europe, Middle
East & Africa
North America Asia Pacific
As of September 30, 2010

© 2010 Northern Trust Corporation Service Expertise Integrity Client Spotlight

STRENGTH & STABILITY
TECHNOLOGY & INNOVATION

Northern Trust

Integrity Expertise Service

Personal Financial Services
Spotlight on: Wealth Advisory
Northern Trust provides comprehensive financial advice and solutions delivered by a dedicated team of multi-disciplinary professionals.
Asset
Servicing
Financial
Planning
Investment
Management
Bank A
Broker B
Asset
Manager C
Banking
Services
Trust
Services
Retired
East Coast
Executive

futurefund

QIC
Dynamic Investment Solutions

NEW ZEALAND
SUPERANNUATION
FUND

Northern Trust

Integrity Expertise Service

Corporate & Institutional Services
Spotlight on: Australasia
Recent success in Australia and New Zealand
exhibits Northern Trust’s ability to expand
globally into strategically important markets.

Integrity Expertise Service

Northern Trust Global Investments
Spotlight on: Investment Program Solutions
$4.0 Billion
3,800 Plans
39,000 Participants
Northern Trust -
Trustee
Open architecture
Broad set of
implementation options
Investment Program
Development and Oversight
Manager Selection
Fund Construction
Performance Measurement
Custody
Fund
Administration
Investment
Management
Asset servicing
Reporting
Fund accounting
Regulatory reporting
As of September 30, 2010

© 2010 Northern Trust Corporation Service Expertise Integrity Concluding Thoughts

Integrity Expertise Service

Strategically Positioned for Growth
Market Leader in Focused Businesses
Largest Personal Trust provider in the United States
Best Private Bank in North America (Financial Times, November 2010 and 2009)
Best Global Investor Services House (Euromoney, July 2010)
One of the largest Fund Administrators in Ireland and Guernsey
11
th
largest manager of worldwide institutional assets (Pensions & Investments, May 2010)
Strong History of Organic Growth
Global custody assets CAGR of 20% 1999 - 3Q2010
Net new business up 18% year-to-date versus prior year
Continuing to invest in the business
Distinctive Financial Strength
87% of securities portfolio rated triple A
NPAs to loans relatively low at 1.35%
Tier 1 Common Equity ratio of 12.7%
96% of total Tier 1 Capital is Tier 1 Common Equity
Invested & Experienced Management Team
Combined service at Northern Trust of 189 years
As of September 30, 2010

© 2010 Northern Trust Corporation
Service Expertise Integrity
Goldman Sachs US Financial Services Conference
Northern Trust
Corporation
Questions?
Frederick H. Waddell
Chairman
& Chief Executive Officer